As filed with the Securities and Exchange Commission on December 5, 2005

Registration No. 333-128870

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Harry & David Operations Corp.

(Exact name of registrant as specified in its charter)

Delaware	5990	93-0625677
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2500 South Pacific Highway

Medford, Oregon 97501

(541) 864-2362

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stephen V. O’Connell

Chief Financial Officer

Harry & David Operations Corp.

2500 South Pacific Highway

Medford, Oregon 97501

(541) 864-2362

(Name, address, including zip code, and telephone number, including area code of agent for service)

Copies to:

Meredith Berkowitz, Esq. Jones Day 222 East 41st Street New York, New York 10017 (212) 326-3939	Robert E. Bluth, Esq. Senior Vice President, General Counsel and Secretary Harry & David Operations Corp. 2500 South Pacific Highway Medford, Oregon 97501 (541) 864-2362

Approximate date of commencement of proposed sale to public:  As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register to additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Harry & David Holdings, Inc.	Delaware	5961	20-0884389	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Bear Creek Direct Marketing, Inc.	Delaware	5961	93-1167218	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Bear Creek Operations, Inc.	Delaware	5961	93-0961427	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Bear Creek Orchards, Inc.	Delaware	5961	93-1167216	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Harry and David	Oregon	5961	93-0331765	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Jackson & Perkins Company	Delaware	5961	93-6042860	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Jackson & Perkins Operations, Inc.	Delaware	5961	93-0961425	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Jackson & Perkins Wholesale, Inc.	Delaware	5961	93-0961403	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

Bear Creek Stores, Inc.	Delaware	5961	93-1156652	2500 South Pacific Highway, Medford Oregon 97501 (541) 864-2362

EXPLANATORY NOTE

The sole purpose of this Amendment is to file exhibits to the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note and Item 21(a) of Part II of the Registration Statement. The Prospectus and Financial Statements contained in Part I of the Registration Statement and all portions of Part II other than Item 21(a) are unchanged and, accordingly, have been omitted.

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.  Exhibits and Financial Statement Schedules.

(a)	Exhibits

Exhibit No.	Description of exhibit

2.1†**	Stock Purchase Agreement, dated as of April 1, 2004, among Pear Acquisition, Inc. (now known as Harry & David Holdings, Inc.), Yamanouchi Consumer, Inc., Yamanouchi Pharmaceutical Co., Ltd. and Yamanouchi U.S. Holding Inc. Relating to the Purchase and Sale of 100% of the Common Stock of Bear Creek Corporation (now known as Harry & David Operations Corp.) (Filed as Exhibit 2.1 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

2.2†	Letter, dated June 17, 2004, amending the Stock Purchase Agreement among Pear Acquisition, Inc. (now known as Harry & David Holdings, Inc.), Yamanouchi Consumer, Inc., Yamanouchi Pharmaceutical Co., Ltd. and Yamanouchi U.S. Holding Inc. Relating to the Purchase and Sale of 100% of the Common Stock of Bear Creek Corporation (now known as Harry & David Operations Corp.) (Filed as Exhibit 2.2 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

2.3†	Letter, dated October 11, 2004, amending the Stock Purchase Agreement among Pear Acquisition, Inc. (now known as Harry & David Holdings, Inc.), Yamanouchi Consumer, Inc., Yamanouchi Pharmaceutical Co., Ltd. and Yamanouchi U.S. Holding Inc. Relating to the Purchase and Sale of 100% of the Common Stock of Bear Creek Corporation (now known as Harry & David Operations Corp.) (Filed as Exhibit 2.3 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

3.1†	Harry & David Operations Corp. Restated Certificate of Incorporation

3.2†	Harry & David Operations Corp. Certificate of Amendment to Restated Certificate of Incorporation

3.3†	Harry & David Holdings, Inc. Amended and Restated Certificate of Incorporation

3.4†	Harry & David Holdings, Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

3.5†	Harry & David Holdings, Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

3.6†	Bear Creek Direct Marketing, Inc. Certificate of Incorporation

3.7†	Bear Creek Operations, Inc. Certificate of Incorporation

3.8†	Bear Creek Orchards, Inc. Certificate of Incorporation

3.9†	Harry and David Articles of Incorporation

Exhibit No.	Description of exhibit

3.10†	Jackson & Perkins Company Certificate of Incorporation (formerly Royal Roses, Inc.), as amended

3.11†	Jackson & Perkins Operations, Inc. Certificate of Amendment of Certificate of Incorporation

3.12†	Jackson & Perkins Wholesale, Inc. Certificate of Amendment of Certificate of Incorporation

3.13†	Bear Creek Stores, Inc. Certificate of Incorporation

3.14†	Harry & David Operations Corp. Bylaws

3.15†	Harry & David Holdings, Inc. Bylaws

3.16†	Bear Creek Direct Marketing Bylaws

3.17†	Bear Creek Operations, Inc. Bylaws

3.18†	Bear Creek Orchards, Inc. Bylaws

3.19†	Harry and David Bylaws

3.20†	Jackson & Perkins Company Bylaws

3.21†	Jackson & Perkins Operations, Inc. Bylaws

3.22†	Jackson & Perkins Wholesale, Inc. Bylaws

3.23†	Bear Creek Stores, Inc. Bylaws

4.1†	Indenture among Bear Creek Corporation (now known as Harry & David Operations Corp.) and each of the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee, dated as of February 25, 2005 (Filed as Exhibit 4.2 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. (333-127173) and incorporated herein by reference)

4.2†	Form of exchange notes (included in Exhibit 4.1)

4.3†	Form of guarantee (included in Exhibit 4.1)

5.1†	Legal Opinion of Jones Day

5.2†	Legal Opinion of Robert E. Bluth

10.1†	Amended and Restated Credit Agreement, dated as of February 25, 2005, among Bear Creek Corporation (now known as Harry & David Operations Corp.), the Guarantors party thereto, the Lenders party thereto, UBS Securities, UBS AG, the Agents and GMAC (Filed as Exhibit 10.1 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

10.2†	Consent and First Amendment to the Amended and Restated Credit Agreement, dated as of February 25, 2005, among Bear Creek Corporation (now known as Harry & David Operations Corp.), the Guarantors party thereto, the Lenders party thereto, UBS Securities, UBS AG, the Agents and GMAC, effective as of April 8, 2005 (Filed as Exhibit 10.2 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

10.3†	Second Amendment and Waiver to Amended and Restated Credit Agreement, effective as of September 23, 2005, among Harry & David Operations Corp. (formerly known as Bear Creek Corporation), a Delaware Corporation, the Guarantors party thereto, the Required Lenders signatory thereto, UBS AG Stamford Branch, the Agent and GMAC

Exhibit No.	Description of exhibit

10.4†	Employment Agreement, dated as of June 17, 2004, by and between Bear Creek Corporation (now known as Harry & David Operations Corp.) and William H. Williams (Filed as Exhibit 10.3 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

10.5†	Employment Agreement, dated as of July 1, 2004, by and between Bear Creek Corporation (now known as Harry & David Operations Corp.) and Stephen V. O’Connell (Filed as Exhibit 10.4 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated herein by reference)

10.6†	2004 Stock Option Plan

10.7†	Form of Liquidity Event Award Agreement

10.8†	Liquidity Event Award Agreement for William H. Williams

10.9†	Liquidity Event Award Agreement for Stephen V. O’Connell

10.10†	Form of Incentive Stock Option Agreement

10.11†	Form of Non-Qualified Stock Option Agreement

10.12†	Non-Qualified Stock Option Agreement for William H. Williams

10.13†	Non-Qualified Stock Option Agreement for Stephen V. O’Connell

10.14†	Form of Severance Pay Plan

12.1	Ratio of Earnings to Fixed Charges

21.1†	List of Subsidiaries (Filed as Exhibit 21.1 to Harry & David Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-127173) and incorporated here by reference)

23.1†	Consent of Independent Registered Public Accounting Firm

23.2†	Consent of Jones Day (included in Exhibit 5.1)

24.1†	Powers of Attorney

24.2†	Powers of Attorney

25.1†	Statement on Form T-1 as to the eligibility of the trustee

99.1†	Form of Letter of Transmittal

99.2†	Form of Notice of Guaranteed Delivery

99.3†	Form of Letter to Depository Trust Company Participants

99.4†	Form of Letter to Clients

99.5†	Form of Instructions to Book Entry Transfer Participants

**	The Stock Purchase Agreement submitted as Exhibit 2.1 contains a list briefly identifying the contents of all omitted disclosure schedules. The Company undertakes to furnish supplementally a copy of any omitted disclosure schedules to the Securities and Exchange Commission upon request.
†	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Harry & David Operations Corp.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer)	December 5, 2005

* Shannon A. Bell	Vice President-Controller (Principal Accounting Officer)	December 5, 2005

* Ellis B. Jones	Director	December 5, 2005

* George L. Majoros, Jr.	Director	December 5, 2005

* Bruce Wasserstein	Director	December 5, 2005

*	The undersigned, pursuant to a power of attorney, executed by each of the officers and directors above and filed with the Securities and Exchange Commission herewith, by signing his name hereto, does hereby sign and deliver this Registration Statement on behalf of the persons noted above in the capacities indicated.

/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Harry & David Holdings, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer)	December 5, 2005

* Shannon A. Bell	Vice President-Controller (Principal Accounting Officer)	December 5, 2005

* Ellis B. Jones	Director	December 5, 2005

* George L. Majoros, Jr.	Director	December 5, 2005

* Bruce Wasserstein	Director	December 5, 2005

*	The undersigned, pursuant to a power of attorney, executed by each of the officers and directors above and filed with the Securities and Exchange Commission herewith, by signing his name hereto, does hereby sign and deliver this Registration Statement on behalf of the persons noted above in the capacities indicated.

/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Bear Creek Direct Marketing, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Bear Creek Operations, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Bear Creek Orchards, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Harry and David

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Jackson & Perkins Company

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Jackson & Perkins Operations, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Jackson & Perkins Wholesale, Inc.

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Medford, State of Oregon, on December 5, 2005.

Bear Creek Stores

By:	/S/ STEPHEN V. O’CONNELL
Name: Stephen V. O’Connell Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 5, 2005.

Signature	Title	Date

/S/ WILLIAM H. WILLIAMS William H. Williams	President, Chief Executive Officer, and Director (Principal Executive Officer)	December 5, 2005

/S/ STEPHEN V. O’CONNELL Stephen V. O’Connell	Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer and Principal Accounting Officer)	December 5, 2005

Exhibit Index

Exhibit No.	Description of exhibit

12.1	Ratio of Earnings to Fixed Charges